UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2024

Silver Spike Investment Corp.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-40564	86-2872887
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Madison Avenue, Suite 1800 New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 905-4923

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SSIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 23, 2024, Silver Spike Investment Corp. (“SSIC” or the “Company”) held a special meeting of stockholders (the “Special Meeting”). The Company submitted three matters to the vote of its stockholders, which are described in detail in the Company’s proxy statement/prospectus for the Special Meeting filed with the Securities and Exchange Commission (the “SEC”) on August 30, 2024. As of the close of business on August 27, 2024, the record date for the Special Meeting, there were 6,214,964 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting. A summary of the matters voted upon by the Company’s stockholders at the Special Meeting is set forth below.

Proposal 1: Approval of the Stock Issuance

The Company’s stockholders approved the issuance of shares of SSIC common stock, $0.01 par value per share, to be issued pursuant to the Purchase Agreement, dated as of February 18, 2024, between SSIC and Chicago Atlantic Loan Portfolio, LLC (“CALP”) in accordance with NASDAQ listing rule requirements. The following votes were taken in connection with this proposal:

For	Against	Abstain	Broker Non-Votes
4,952,838	10,457	1,705	-

Proposal 2: Election of Director Nominees

The Company’s stockholders elected Frederick C. Herbst, John Mazarakis and Jason Papastavrou to the board of directors of the Company to serve until the 2025, 2026, and 2027 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified. The following votes were taken in connection with this proposal:

Name	For	Withhold	Broker Non-Votes
Frederick C. Herbst	4,957,950	7,050	-
John Mazarakis	4,957,950	7,050	-
Jason Papastavrou	4,957,950	7,050	-

Proposal 3: Advisory Agreement Approval Proposal

The Company’s stockholders approved a new investment advisory agreement by and between SSIC and Silver Spike Capital, LLC (“SSC” or the “Adviser”), which has the same base management and incentive fee as, and otherwise does not materially differ from, the current investment advisory agreement by and between SSIC and SSC, because the current investment advisory agreement may be deemed to terminate as a result of a transaction involving a change in the ownership of SSC. The following votes were taken in connection with this proposal:

For	Against	Abstain	Broker Non-Votes
4,953,472	6,823	4,705	-

Item 7.01. Regulation FD Disclosure.

On September 23, 2024, the Company issued a press release announcing, among other things, that the stockholders of the Company voted at the Special Meeting to approve the proposal related to the Company’s acquisition from CALP of a portfolio of loans (the “CALP Loan Portfolio”) in exchange for newly-issued shares of the Company’s common stock (the “Loan Portfolio Acquisition”). A copy of the press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of

1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements because they relate to future events, future performance or financial condition of the Company or the Loan Portfolio Acquisition. The forward-looking statements may include statements as to: future operating results of the Company and distribution projections; business prospects of the Company and the prospects of its portfolio companies; and the impact of the investments that the Company expects to make. In addition, words such as “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Loan Portfolio Acquisition closing; (ii) the ability to realize the anticipated benefits of the Loan Portfolio Acquisition; (iii) the possibility that any or all of the various conditions to the consummation of the Loan Portfolio Acquisition may not be satisfied or waived; (iv) risks related to diverting management’s attention from ongoing business operations; (v) the risk that stockholder litigation in connection with the Loan Portfolio Acquisition may result in significant costs of defense and liability; (vi) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (vii) risks associated with possible disruption in the operations of the Company or the economy generally due to terrorism, war or other geopolitical conflict (including the current conflict between Russia and Ukraine), natural disasters or global health pandemics, such as the COVID-19 pandemic; (viii) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (ix) changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of the Company’s assets; (x) elevating levels of inflation, and its impact on the Company, on its portfolio companies and on the industries in which it invests; (xi) the Company’s plans, expectations, objectives and intentions, as a result of the Loan Portfolio Acquisition; (xii) the future operating results and net investment income projections of the Company; (xiii) the ability of the Adviser to locate suitable investments for the Company and to monitor and administer its investments; (xiv) the ability of the Adviser or its affiliates to attract and retain highly talented professionals; (xv) the business prospects of the Company and the prospects of its portfolio companies; (xvi) the impact of the investments that the Company expects to make; (xvii) the expected financings and investments and additional leverage that the Company may seek to incur in the future; (xviii) conditions in the Company’s operating areas, particularly with respect to business development companies or regulated investment companies; (xix) the ability of CALP to obtain the necessary consents for, or otherwise identify and obtain additional loans for inclusion in the CALP Loan Portfolio; (xx) the regulatory requirements applicable to the Loan Portfolio Acquisition and any changes to the Loan Portfolio Acquisition necessary to comply with such requirements; (xxi) the satisfaction or waiver of the conditions to the consummation of the Loan Portfolio Acquisition, and the possibility in that connection that the closing will not occur or that it will be significantly delayed; (xxii) the realization generally of the anticipated benefits of the Loan Portfolio Acquisition and the possibility that the Company will not realize those benefits, in part or at all; (xxiii) the performance of the loans included in the CALP Loan Portfolio, and the possibility of defects or deficiencies in such loans notwithstanding the diligence performed by the Company and its advisors; (xxiv) the ability of the Company to realize cost savings and other management efficiencies in connection with the Loan Portfolio Acquisition as anticipated; (xxv) the reaction of the trading markets to the Loan Portfolio Acquisition and the possibility that a more liquid market or more extensive analyst coverage will not develop for the Company as anticipated; (xxvi) the reaction of the financial markets to the Loan Portfolio Acquisition and the possibility that the Company will not be able to raise capital as anticipated; (xxvii) the strategic, business, economic, financial, political and governmental risks and other risk factors affecting the business of the Company and the companies in which it is invested as described in the Company’s public filings with the SEC and (xxviii) other considerations that may be disclosed from time to time in the Company’s publicly disseminated documents and filings. The Company has based the forward-looking statements included in this Current Report on Form 8-K on information available to it on the date of this Current Report on Form 8-K, and it assumes no obligation to update any such forward-looking statements. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that the Company may make directly to you or through reports that the Company in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Silver Spike Investment Corp., dated September 23, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Silver Spike Investment Corp.

September 26, 2024	By:	/s/ Umesh Mahajan
		Name:	Umesh Mahajan
		Title:	Chief Financial Officer